Acquisitions and Divestitures	12 Months Ended
Oct. 31, 2024
Text Block [Abstract]
Acquisitions and Divestitures
37	Acquisitions and Divestitures
Acquisitions
Acquisition
announced that is expected to close in a future period
KeyCorp
On August 12, 2024, the Bank announced an agreement to acquire an approximate 14.9% pro-forma ownership interest in KeyCorp for a ppro
ximately
U.S. $
2.8
 billion through an
all-cash
purchase of newly issued voting common shares, at a fixed
price of U.S. $
17.17 per share. The transaction will be completed in two stages, an initial investment of
4.9% (Initial Investment) and an additional investment of approximately 10% (Additional Investment), for a total pro-forma ownership of approximately 14.9%
,
subject to receipt of regulatory approvals. Upon completion of the Additional Investment, the Bank will have the right to designate two individuals to serve on KeyCorp’s Board of Directors.

Acquisition of the Initial Investment of approximately 47.8 million shares was completed on August 30, 2024 for cash of

U.S. $
0.8
billion and recorded as an equity investment at fair value, with subsequent mark-to-market changes recorded in other comprehensive income.
Subject to regulatory approvals, the Additional Investment is expected to close in fiscal 2025. Upon completion of the Additional Investment, the Bank’s total interest in KeyCorp of approximately

14.9
%
will be accounted for as an investment in associate as the Bank will have significant influence over KeyCorp as defined under IFRS, given its board representation and ownership interest.
Any difference between the fixed transaction price and the quoted share price of KeyCorp at the date of acquisition of the Additional Investment will be recognized as a gain (loss) within profit or loss in the period of closing, with a corresponding increase (decrease) in the carrying value of the investment in associate.
Upon completion of the Additional Investment, the total impact to the Bank’s CET1 ratio from both stages of the transaction is expected to be approximately 55 basis points.
Divestitures
Divestiture announced that is expected to close in a future period
CrediScotia Financiera
On May 6, 2024, the Bank entered into an agreement to sell CrediScotia Financiera, a wholly-owned consumer finance subsidiary in Peru, to Banco Santander. The transaction is subject to regulatory approvals and customary closing conditions.
The Bank recorded an impairment loss of $143 million in
non-interest
income and a credit of $7 million in
non-interest
expenses
 (collectively

$90 million
after-tax)
this year, of which the majority relates to goodwill. The loss was recorded in the Other operating segment. Upon closing, the Bank’s CET1 capital ratio will increase by approximately three basis points.
Closed divestitures impacting the prior fiscal year
Canadian Tire’s Financial Services business (“CTFS”)
On October 31, 2023, the Bank signed and closed the sale of its 20% equity interest in CTFS to Canadian Tire Corporation.
The investment held by the Bank in CTFS was classified as an investment in associate. The carrying value of the Bank’s interest in the investment of $543 million was derecognized on the date of close and a net gain of approximately $367 million ($319 million after-tax)
was recorded in
non-interest
income – other and reported in the Other
operating
segment. The transaction increased the Bank’s CET1 ratio by approximately 16 basis points.